UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 22, 2016

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 22, 2016, the parties to that certain Acquisition Agreement (the “Acquisition Agreement”) dated as of September 17, 2015,  by and among Ashford, Inc. (the “Company”), Remington Holdings, LP (“Remington”) and the other parties thereto entered into an amendment to the Acquisition Agreement extending the date with respect to which the Company and Remington have the right to terminate the Acquisition Agreement if the transactions are not then consummated to October 7, 2016.
The amendment to the Acquisition Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Acquisition Agreement.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 24, 2016

ASHFORD INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel